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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 6, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



            DELAWARE                      1-8514               95-3822631
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)         Identification No.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 6, 2005, the Compensation and Benefits Committee (the "Committee") of the Company's Board of Directors approved a $100,000 increase to the current base salary of Doug Rock, Chairman of the Board and Chief Executive Officer, and a $32,000 increase to the current base salary of Richard A. Werner, President Smith Services, each to be effective as of January 1, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SMITH INTERNATIONAL, INC.


Date: December 12, 2005            /s/ NEAL S. SUTTON
                                   --------------------------------------------
                                   By:  Neal S. Sutton
                                   Senior Vice President Law and Administration,
                                   and Secretary